SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2003 (November 3, 2003)

Psychiatric Solutions, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-20488	23-2491707
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

113 Seaboard Lane, Suite C-100, Franklin, Tennessee 37067
(Address of Principal Executive Offices)

(615) 312-5700
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
INDEX TO EXHIBITS
Ex-99.1 Press Release
Ex-99.2 Press Release

Item 5. Other Events.

     On November 3, 2003, Psychiatric Solutions, Inc. (“the Company”) issued a press release announcing that it has filed a registration statement with the Securities and Exchange Commission covering the public offering of 6,000,000 shares of its common stock. A copy of the related press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

     Subsequently on November 3, 2003, the Company issued a press release announcing that it has acquired Alliance Health Center (“AHC”), a 109-bed facility located in Meridian, Mississippi. The Company also announced its guidance for 2004 earnings per diluted share. A copy of the related press release is filed as Exhibit 99.2 hereto and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

None required.

(b)	Pro forma financial information.

None required.

(c)	Exhibits

99.1 Press Release of Psychiatric Solutions, Inc., dated November 3, 2003.

99.2 Press Release of Psychiatric Solutions, Inc., dated November 3, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHIATRIC SOLUTIONS, INC.

	By:	/s/ Brent Turner Brent Turner Vice President, Treasurer and Investor Relations

Date: November 5, 2003

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of Psychiatric Solutions, Inc., dated November 3, 2003.
99.2	Press Release of Psychiatric Solutions, Inc., dated November 3, 2003.